Long-Term Debt	12 Months Ended
Dec. 31, 2014
Long-Term Debt [Abstract]
Long-Term Debt

13.Long-Term Debt

As at December 31	Note	C$ Principal Amount	2014	2013

Canadian Dollar Denominated Debt
Revolving credit and term loan borrowings	A	$-	$-	$-
Canadian Unsecured Notes:	B
5.80% due January 18, 2018		750	647	705
		$750	647	705

U.S. Dollar Denominated Debt
Revolving credit and term loan borrowings	A		1,277	-
U.S. Unsecured Notes:	B
5.80% due May 1, 2014			-	1,000
5.90% due December 1, 2017			700	700
6.50% due May 15, 2019			500	500
3.90% due November 15, 2021			600	600
8.125% due September 15, 2030			300	300
7.20% due November 1, 2031			350	350
7.375% due November 1, 2031			500	500
6.50% due August 15, 2034			750	750
6.625% due August 15, 2037			500	500
6.50% due February 1, 2038			800	800
5.15% due November 15, 2041			400	400
			6,677	6,400
Total Principal	F		7,324	7,105

Increase in Value of Debt Acquired	C		34	40
Debt Discounts	D		(18)	(21)
Current Portion of Long-Term Debt	E		-	(1,000)
			$7,340	$6,124

A)REVOLVING CREDIT AND TERM LOAN BORROWINGS

Canadian Revolving Credit and Term Loan Borrowings

At December 31, 2014, Encana had in place a committed revolving bank credit facility for C$3.5 billion ($3.0 billion), of which $1.7 billion remains unused.  The facility, which matures in June 2018, is fully revolving up to maturity. The facility is extendible from time to time, but not more than once per year, for a period not longer than five years plus 90 days from the date of the extension request, at the option of the lenders and upon notice from Encana. The facility is unsecured and bears interest at the lenders’ rates for Canadian prime, U.S. base rate, Bankers’ Acceptances or LIBOR, plus applicable margins.

During 2014, the Company borrowed on its revolving credit facilities.  Borrowings include LIBOR loans of $1,277 million maturing at various dates with a weighted average interest rate of 1.62 percent.  These amounts are fully supported and Management expects that they will continue to be supported by revolving credit facilities that have no repayment requirements within the next year and which expire in 2018. There were no outstanding balances related to the Company’s commercial paper or revolving credit facilities as at December 31, 2013.

U.S. Revolving Credit and Term Loan Borrowings

At December 31, 2014, one of Encana’s subsidiaries had in place a committed revolving bank credit facility for $1.0 billion, all of which remained unused.  The facility, which matures in June 2018, is guaranteed by Encana Corporation and is fully revolving up to maturity.  The facility is extendible from time to time, but not more than once per year, for a period not longer than five years plus 90 days from the date of the extension request, at the option of the lenders and upon notice from the subsidiary. This facility bears interest at either the lenders’ U.S. base rate or LIBOR, plus applicable margins.

Standby fees paid in 2014 relating to Canadian and U.S. revolving credit and term loan agreements were approximately $12 million (2013 – $14 million; 2012 – $15 million).

Encana is subject to certain financial covenants in its credit facility agreements and is in compliance with all financial covenants as at December 31, 2014.

B)UNSECURED NOTES

Shelf Prospectus

Encana has in place a shelf prospectus, whereby the Company may issue from time to time up to $6.0 billion, or the equivalent in foreign currencies, of debt securities, common shares, preferred shares, subscription receipts, warrants and units in Canada and/or the U.S.  The shelf prospectus was filed in June 2014 and expires in July 2016.  At December 31, 2014, the $6.0 billion shelf prospectus remained accessible, the availability of which is dependent upon market conditions.  This shelf prospectus replaced a $4.0 billion debt shelf prospectus for U.S. unsecured notes which expired in June 2014.

Unsecured notes include medium-term notes and senior notes that are issued from time to time under trust indentures and have equal priority with respect to the payment of both principal and interest.

U.S. Unsecured Notes

On February 28, 2014, Encana announced a cash tender offer and consent solicitation for any and all of the Company’s outstanding $1,000 million 5.80 percent notes with a maturity date of May 1, 2014.  The Company paid $1,004.59 for each $1,000 principal amount of the notes plus accrued and unpaid interest up to, but not including, the settlement date and a consent payment equal to $2.50 per $1,000 principal amount of the notes.

On March 28, 2014, the tender offer and consent solicitation expired and on March 31, 2014, Encana paid the consenting note holders an aggregate of approximately $792 million in cash reflecting a $768 million principal debt repayment, $2 million for the consent payment and $22 million of accrued and unpaid interest.

On April 28, 2014, pursuant to the Notice of Redemption issued on March 28, 2014, the Company redeemed the remaining principal amount of the 5.80 percent notes not tendered in the tender offer.  Encana paid approximately $239 million in cash reflecting a $232 million principal debt repayment and $7 million of accrued and unpaid interest.

On December 16, 2014, Encana completed the redemption of the $500 million 7.375 percent senior notes due April 15, 2021 and the $650 million 6.00 percent senior notes due May 1, 2022, which were assumed by Encana in conjunction with the Athlon acquisition as discussed in Note 3.  The Company recognized a one-time outlay of approximately $125 million as a result of the early redemption.   Encana used proceeds from the Company's revolving credit facility of $1,277 million to redeem the senior notes.

C)INCREASE IN VALUE OF DEBT ACQUIRED

Certain of the notes and debentures of the Company were acquired in business combinations and were accounted for at their fair value at the dates of acquisition. The difference between the fair value and the principal amount of the debt is being amortized over the remaining life of the outstanding debt acquired, which is approximately 16 years.

In conjunction with the Athlon acquisition, the Company recorded an increase in the fair value of the debt acquired of approximately $12 million, which was expensed upon redemption of the senior notes and is included in other expenses in the Company’s Consolidated Statement of Earnings.

D)DEBT DISCOUNTS

Long-term debt premiums and discounts are capitalized within long-term debt and are being amortized using the effective interest method.  During 2014 and 2013, no debt discounts were capitalized.

E)CURRENT PORTION OF LONG-TERM DEBT

	C$ Principal
As at December 31	Amount	2014	2013

5.80% due May 1, 2014	$-	$-	$1,000
	$-	$-	$1,000

F)MANDATORY DEBT PAYMENTS

	C$ Principal	US$ Principal	Total US$
As at December 31	Amount	Amount	Equivalent

2015	$-	-	-
2016	-	-	-
2017	-	700	700
2018	750	1,277	1,924
2019	-	500	500
Thereafter	-	4,200	4,200
Total	$750	$6,677	$7,324

The amount due in 2015 excludes LIBOR loans, which are fully supported by revolving credit facilities that have no repayment requirements within the next year.  The revolving credit facilities are fully revolving for a period of up to five years.  Based on the current maturity dates of the credit facilities, the payments are included in 2018.

Long-term debt is accounted for at amortized cost using the effective interest method of amortization.  As at December 31, 2014, total long-term debt had a carrying value of $7,340 million and a fair value of $7,788 million (2013 – carrying value of $7,124 million and a fair value of $7,805 million).  The estimated fair value of long-term borrowings is categorized within Level 2 of the fair value hierarchy and has been determined based on market information, or by discounting future payments of interest and principal at interest rates expected to be available to the Company at period end.